                                                                    Exhibit 10.8

                                   L E A S E
                                   ---------



     THIS LEASE MADE and entered into this 8th day of January, 1996, by and between Futronix Corporation, a Texas Corporation (TENANT) and NBD BANK, SUCCESSOR TRUSTEE TO NBD Trust Co. of Illinois, not personally but as Trustee under Trust Agreement dated the 24th day of November, 1992, and known as Trust Number 1317-CH (LANDLORD).


                              W I T N E S S E T H:
                              -------------------

                                    DEMISE
                                    ------

     LANDLORD does hereby LEASE to TENANT and TENANT hereby lets from LANDLORD those certain premises (the "PREMISES"), which PREMISES are situated in that certain building (the "BUILDING") located at 1140-1152 N. Main St. in Lombard, Illinois 60148, and TENANT's address shall be 1142 N. Main St., Lombard, IL.
The BUILDING and the real estate on which it is located are hereinafter referred to as the "PROPERTY".

     Such letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and TENANT and LANDLORD covenant as a material part of the consideration for this LEASE to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed and that this LEASE is made upon the condition of such performance.


                                      1.

                                    PURPOSE
                                    -------

     The PREMISES are to be used for office and ancillary warehouse, assembly or storage purposes other related purposes in connection with TENANTS wire and cable basis, and for no other purpose without the prior written consent of the LANDLORD.


                                      2.

                                     TERM
                                     ----

     The Term ("Term") of this LEASE shall be for a period beginning January 15, 1996, and ending February 28, 1999 except as otherwise expressly provided in this LEASE.

                                      3.

                                  POSSESSION
                                  ----------

     TENANT hereby takes possession of the PREMISES "As Is" subject to Sections 9 and 10 herein. It is further understood that within 48 hours of initial occupancy, the parties shall jointly inspect the PREMISES and prepare a "punch list" of incomplete items to be completed by LANDLORD within a reasonable period of time after occupancy. TENANT agrees to provide a supplemental "punch list" within thirty (30) days after occupancy encompassing all items not then completed except for latent defects.


                                      4.

                       DEFINITIONS AS USED IN THIS LEASE
                       ---------------------------------

     A. The Term "COMMENCEMENT DATE" is the date of the beginning of the LEASE as defined in Section Two (2) of this LEASE.

     B. The Term "TENANT's PROPORTIONATE SHARE" shall mean 16%. For the purposes of this LEASE, the Rentable Square Footage of the PREMISES and the BUILDING shall be deemed to be 8,000 square feet and 50,020 square feet, respectively .

     C. The Term "TAXES" means any and all TAXES of every kind and nature whatsoever which LANDLORD shall pay or become obligated to pay for each calendar year of the Term (including any extensions or renewals) of this LEASE which were assessed or incurred against the PROPERTY regardless of when such TAXES are payable on account of the ownership, leasing and operation of the PROPERTY including without limitation: 1) real estate TAXES, personal property TAXES, sewer rents, water rents, special assessments, transit TAXES, or any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the building by any Governmental Agency; 2) any reasonable expenses (including legal fees, tax consultant fees, court costs) charged for the protest or reduction of property TAXES and/or assessments in connection with the PREMISES including the Building; 3) any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and/or the PREMISES, whether any such TAXES are imposed by the United States, the State of Illinois, the County of DuPage, or any local governmental municipality, authority or agency or any political subdivision of any thereof. TAXES shall not include any net income, capital stock, estate or inheritance TAXES; provided, however, if at any time during the Term hereof a tax or excise on rents or income or other tax however described (herein called "Rent Tax") is levied or assessed by the United States or the State of Illinois or any political subdivision thereof on account of the rents hereunder or the interest of LANDLORD under this LEASE, and if such Rent Tax is in lieu of or as a substitute for, in whole or in part, real estate TAXES or other ad valorem TAXES such Rent Tax shall constitute TAXES.

     D. The Term "OPERATING COSTS" means any and all expenses, costs and disbursements (other than TAXES as defined in Section 4(C)) of every kind and nature whatsoever incurred by LANDLORD in connection with the management, maintenance, operation and repair of the Property (including without limitation, any and all common area expenses in the development in which the PROPERTY is located, including but not limited to landscaping; water and sewer charges levied by the Village of Lombard; pest extermination; Energy Costs, common area rubbish removal; sprinkler system monitoring fees and utility charge; snow removal; patching, paving, sealing and striping of parking areas, driveways and dock areas; exterior gutters and downspouts, and any other maintenance which benefits the PROPERTY; insurance costs and routine repairs, maintenance and decorating; amortization (along with reasonable financing charges) of capital improvements made to the PROPERTY which may be required by any government authority or which will improve the operating efficiency of the PROPERTY, which LANDLORD shall be or become obligated to pay in respect of a calendar year regardless of when such OPERATING COSTS were incurred), except that OPERATING COSTS shall not include expenditures for the following: (i) costs of alterations of the Premises; (ii) costs of capital improvements on the Premises or the Building and costs of curing construction defects, if any; (iii) depreciation (except on any capital improvements made or installed after the Commencement Date for the purpose of saving labor or otherwise reducing applicable OPERATING COSTS); (iv) interest and principal payments on mortgages, if any; (v) real estate brokers' leasing commissions or compensation; (vi) any cost or expenditure (or portion thereof) for which LANDLORD is reimbursed, whether by insurance proceeds or otherwise; (vii) property management fees; and (viii) any costs or expenditures by LANDLORD for the roof, exterior walls, foundation, or structural members thereof, except if such damage is caused by any negligence or intentional act or omission of TENANT, or TENANT's agents, employees, or invitees.

     D. The term "Energy Costs": means the cost to LANDLORD for all electric power and other utilities furnished by LANDLORD, not separately metered to and paid for by a specific tenant.


                                      5.

                                   BASE RENT
                                   ---------

     Except as otherwise provided herein, TENANT shall pay as initial Base Rent to R & M Associates, as Agent for the LANDLORD, and mailed in care of ROTHBART REALTY COMPANY, 1935 TECHNY ROAD, SUITE 15, NORTHBROOK, ILLINOIS 60062-5357, the sum of FIFTY-TWO THOUSAND DOLLARS ($52,000) per annum in equal monthly payments of FOUR THOUSAND, THREE HUNDRED AND THIRTY-THREE 33/100 DOLLARS ($4,333.33) beginning on JANUARY 15, 1996 and on the first day of each calendar month thereafter during the Term and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day of a calendar month.

     Notwithstanding the foregoing, no Base Rent shall be due for the following months January 15 - 31, 1996 and February, 1996 (the "Abatement Months"), collectively if LANDLORD delivers possession of the PREMISES to TENANT in accordance with the terms and provisions of this LEASE on or before January 15, 1996. If LANDLORD does not deliver possession of the PREMISES to TENANT as aforesaid, the term Abatement Months shall mean a period equal to Forty-Five
(45) consecutive days after the date that LANDLORD delivers possession of the PREMISES to TENANT in accordance with the terms and conditions of this LEASE. TENANT shall pay all ADDITIONAL RENT Obligations during said Abatement Months under Sections 6 and 7 of this LEASE. The entire Base Rent otherwise due and payable for the Abatement Months shall become immediately due and payable upon the occurrence of an event of an uncured default by TENANT under this LEASE.

     Any rent (whether Base Rent or ADDITIONAL RENT) or other amount due from TENANT to LANDLORD under this LEASE not paid, within 7 days OF when due shall bear interest from the date due until the date paid at the annual rate of TWO (2%) PERCENT above the prime rate charged by the FIRST NATIONAL BANK OF CHICAGO (also called the Corporate Base Rate by said Bank) on ninety (90) day commercial loans to its largest customers from time to time during such period but the payment of such interest shall not excuse or cure any default by TENANT under this LEASE. The covenants herein to pay rent (both Base Rent and ADDITIONAL
RENT) shall be independent of any other covenant set forth in this LEASE.


                                      6.

                  ADDITIONAL RENT - TAXES AND OPERATING COSTS
                                ADDITIONAL RENT
                                ---------------

     It is further agreed between the parties hereto that in addition to the Base Rent provided for herein that TENANT shall also pay during the Term of this LEASE as ADDITIONAL RENT TENANT's PROPORTIONATE SHARE of the TAXES and OPERATING COSTS as hereinbefore defined. To insure the payment of such TAXES and OPERATING COSTS, TENANT shall pay to LANDLORD beginning on January 15, 1996, and on the first day of each and every month thereafter at the time of payment of the rental provided for herein one-twelfth (1/12th) of TENANT's PROPORTIONATE SHARE of the estimated TAXES AND OPERATING COSTS against the PROPERTY. The initial payment for the year 1996 shall be from January 15, 1996 to January 31, 1996 - ONE HUNDRED AND SEVENTY DOLLARS ($170.00) and beginning on February 1, 1996 - THREE HUNDRED AND FIFTY DOLLARS ($350.00) DOLLARS per month. The monies paid by TENANT as aforesaid shall be used by LANDLORD to pay the TAXES and OPERATING COSTS when the bills become available.

                                      7.

                     ADDITIONAL RENT - ADJUSTMENT PAYMENT
                     ------------------------------------

     As soon as practicable during each calendar year of Term of this LEASE and the next calendar year following the year in which this LEASE terminates, LANDLORD shall deliver to TENANT a written statement setting forth in reasonable detail TENANT's PROPORTIONATE SHARE of the ADDITIONAL RENT (TAXES and OPERATING COSTS as hereinbefore defined) for the immediately preceding calendar year. Within thirty (30) days after delivery of such statement, TENANT shall pay to LANDLORD the sum of ADDITIONAL RENT due to LANDLORD less the amount of all estimated payments on account of such ADDITIONAL RENT paid by the TENANT during the preceding calendar year ("Net Rental Adjustments"). Subsequent monthly ADDITIONAL RENT payments shall thereafter be increased by the sum of: (1) one-twelfth (1/12th) of such estimated Net Rental Adjustment; and (2) such estimated Net Rental Adjustment for the present calendar year multiplied by the number of monthly rental payment dates having elapsed for such calendar year divided by the number of monthly rental payment dates remaining in such present calendar year.

     In the event that any such statement required above indicates that the total ADDITIONAL RENT paid by TENANT during the preceding calendar year exceeds the aggregate ADDITIONAL RENT payable by TENANT for such calendar year pursuant to Sections 6 and 7 herein, LANDLORD shall apply such excess on any amounts of ADDITIONAL RENT next falling due under this LEASE as long as TENANT is not then in default of any of the terms and provisions of this LEASE.

The annual determination and statement of TAXES and OPERATING COSTS shall be prepared in accordance with generally acceptable accounting principles. In the event of any dispute as to any ADDITIONAL RENT due hereunder, TENANT shall have the right to inspect LANDLORD's accounting records relative to TAXES and OPERATING COSTS at LANDLORD's accounting office during normal business hours at any time within forty-five (45) Business days following the furnishing by LANDLORD to TENANT of such statement provided that TENANT is not in default of any terms and conditions of this LEASE. If TENANT shall dispute any item or items included in the OPERATING COSTS or TAXES for such year, and such dispute is not resolved by the parties within seventy (70) Business days after such statement is delivered to TENANT, then either party may at its sole expense, within seventy (70) Business days thereafter, request that a firm of independent certified public accountants mutually selected by LANDLORD and TENANT render to the parties an opinion as to whether or not the disputed item or items should have been included in the OPERATING COSTS and/or TAXES for such year; and the opinion of such firm on such matter shall be conclusive and binding upon both parties. LANDLORD and TENANT agree that the firm's opinion shall be confidential and shall not be disclosed to any other party whatsoever, and such independent certified public accountant's fee shall not be compensated on a Contingency Fee basis.

     In no event shall any rent adjustment result in a decrease of the Base Rent as set forth in Section 5 hereof.

     In the event of the Termination of this LEASE by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of the ADDITIONAL RENT -as hereinabove set forth, LANDLORD shall prorate the last known TAXES and OPERATING COSTS at 110% on the basis of which the number of days in such partial year and/or full year bears to three hundred sixty (360) days, with LANDLORD and TENANT reserving the right to re-prorate when actual costs become available. TENANT's agreements to pay ADDITIONAL RENT up to the time of Termination of this LEASE shall survive the expiration or termination of the LEASE as shall LANDLORD's obligation to refund any excess ADDITIONAL RENT deposits.

                                      8.

                                 HOLDING OVER
                                 ------------

     If TENANT holds possession of the Premises after the Termination of this LEASE, by lapse of time or otherwise, TENANT shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this LEASE; provided, however, during such holding over, TENANT shall pay Base Rent plus ADDITIONAL RENT (as adjusted pursuant to Sections 5, 6 and 7, all as estimated by LANDLORD) at 150% of the rate payable for the month immediately preceding said holding over and in addition, TENANT shall pay LANDLORD all damages, consequential as well as direct, sustained by reason of
TENANT's holding over.    The provisions of this paragraph do not exclude the
LANDLORD'S rights of re-entry or any other right hereunder.


                                      9.

                          MAINTENANCE OF THE BUILDING
                          ---------------------------

     (A) MAINTENANCE BY TENANT. During the Term of this LEASE or any extension or renewal period, TENANT shall at its sole cost and expense maintain and operate the leased PREMISES in good condition and repair including replacements; such repairs, maintenance, and replacements shall include but not be limited to plate and window glass; floor coverings; heating, air-conditioning, and mechanical appurtenances and or fixtures; dock levelators and dock or drive-in doors; lighting; power wiring and electrical fixtures; plumbing systems and fixtures; hot water heater; rubbish removal; janitorial services; and removing the snow and ice from the sidewalk, abutting the Premises. TENANT shall also make arrangements directly with the appropriate utility companies for the supply of gas, electric, telephone or other communication services and shall pay all fees, expenses and charges. LANDLORD shall make available to the TENANT the benefit of any and all guarantees or warranties relating to the HVAC (heating and air-conditioning), or electrical or plumbing systems. It is understood that LANDLORD shall procure a heating and air-conditioning maintenance contract, the cost of which shall be treated as on OPERATING COSTS and TENANT shall be responsible for the costs of any and all repairs, maintenance and replacement of the heating and air-conditioning systems attributable to the PREMISES which are not included in OPERATING COSTS.

     (B) MAINTENANCE BY LANDLORD. Except for damage caused by any negligence or intentional act or omission of TENANT, or of TENANT's agents, employees or invitees, LANDLORD agrees that it will keep and maintain in good condition and repair (1) the exterior of the Premises (including the landscaping, parking area and driveways), (2) the roof (excluding any heating or cooling or ventilating units mounted on the roof), structural soundness of the concrete floors and exterior walls, and (3) those portions of the water, plumbing, sewer, and electrical systems that are not within the possession or control of the TENANT.

     (C) MAINTENANCE BY LANDLORD-TENANT. Notwithstanding Section 9(A) above and except for any damage caused by any negligence or intentional act or omission of TENANT, or of TENANT's agents, employees or invitees, LANDLORD shall if so required repair and pay for during the first Sixty (60) days of TENANT's occupancy, the electrical, plumbing, hot water heater, and as to the HVAC equipment: the heating to MARCH 31, 1996 and the air-conditioning to AUGUST 30, 1996 in the Premises. Thereafter as herein provided, TENANT shall be responsible for all of the maintenance, repairs and replacements.

     Notwithstanding the above (9A, 9B, or 9C), any damage to the heating/air-conditioning and electrical systems due to fumes and/or emissions caused by TENANT's use and occupancy of the Premises, shall be TENANT's sole responsibility to replace, repair and maintain said units.

     All of the required maintenance, repairs and replacements required hereunder; (i) shall be completed expeditiously in a good and workmanlike manner; (ii) shall be in compliance with all legal requirements and applicable building codes; (iii) shall become part of the demised Premises; and (iv) shall be subject to the terms of this LEASE.


                                      10.

                           CONDITION OF THE PREMISES
                           -------------------------

     Subject to "punch lists" referred to in section 3 hereof, by taking possession of the PREMISES, TENANT shall be deemed to have agreed that the PREMISES were as of the date of taking possession, in good order, repair and condition. It is understood that the PREMISES are being let on an "As Is" basis with no promises of the LANDLORD to alter, remodel, decorate, clean or improve the PREMISES or the Building and no representation or warranty expressed or implied, respecting the condition of the PREMISES or the Building has been made by the LANDLORD to TENANT, unless the same is contained herein or made a part hereof.

     The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. (S)12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the PREMISES and the Building depending on, among other things: (1) whether TENANT's business operations are deemed a "place of public accommodation" or a "commercial facility," (2) whether compliance with such requirements is "readily achievable" or "technically infeasible," and (3) whether a given alteration affects a "primary function area" or triggers so-called "path of travel" requirements.


                                      11.

           EXAMINATION OF PREMISES PRIOR TO TERMINATION OF LEASEHOLD
           ---------------------------------------------------------

     At the Termination of this Term or any renewal or extension period, TENANT shall yield possession of the Premises to LANDLORD in good condition and repair, loss by fire or other casualty (except if such fire or other casualty is due to the negligence of the TENANT) and ordinary wear and tear excepted, which shall include but not be limited to removing any and all debris from the interior and exterior of the Premises; repairing and/or replacing any and all heating, air-conditioning and mechanical appurtenance and/or fixtures so that same are in good working order; replacing any and all broken glass in and about the Premises; cleaning the Premises so that they are returned to LANDLORD in a clean and orderly condition including removal of any and all foreign materials on the floor and walls of the Premises (including oil and other chemicals), and delivering the keys to LANDLORD at the place of payment of the rent.

     It is understood that whenever possible the parties will mutually inspect the Premises prior to the Termination of the within LEASE for the purpose of evaluating any and all repair or restoration work to be performed by TENANT in order to return the Premises to LANDLORD in its condition prior to TENANT's taking possession of the Premises. It is further understood that upon vacation of the Premises by TENANT that LANDLORD shall re-inspect the Premises for the purpose of determining whether or not all repairs and restoration required of TENANT have been made, and that after such inspection any and all deposits with LANDLORD shall be returned to TENANT, after deducting therefrom the estimated costs of any and all repairs and/or restoration required to be performed by TENANT which have not been made as of the time of TENANT's vacation of the Premises and after the further deduction therefrom of any and all monies estimated to be due to LANDLORD for the payment of any TAXES, OPERATING COSTS, or other obligations of TENANT hereunder. TENANT shall be responsible for all consequential damages to LANDLORD as a result of TENANT's failure to surrender the Premises in accordance with this LEASE, and this clause shall survive the Termination of the LEASE. If the Premises are not surrendered as aforesaid, TENANT shall indemnify LANDLORD against any loss or liability resulting from the delay by TENANT in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant. Upon finalization of any amounts estimated hereunder, any additional amounts owed by TENANT to LANDLORD shall immediately be paid to LANDLORD; and any additional amounts retained by LANDLORD shall be returned to TENANT.


                                      12.

                                USES PROHIBITED
                                ---------------

     TENANT shall not use, or permit the PREMISES or any part thereof to be used, for any purpose or purposes other than as specified in Section 1 of this LEASE. No use shall be made or permitted to be made of the PREMISES, nor acts done, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall TENANT sell, or permit to be kept, used or sold, in or about the PREMISES, any article which may be prohibited by LANDLORD'S insurance policies. The sale or serving of alcoholic beverages without LANDLORD's express written consent and without first obtaining Dramshop Insurance naming LANDLORD and its beneficiaries and the management agent as additional insured is hereby prohibited. TENANT shall not commit or suffer to be committed, any waste upon the PREMISES, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building, nor, without limiting the generality of the foregoing, shall TENANT allow the PREMISES to be used for any improper, immoral, unlawful or objectionable purpose. TENANT agrees at all times to cause the PREMISES to be operated in compliance with all federal, state, local or municipal environmental protection agency health and safety laws, statutes, ordinances, and rules and regulations, so that no clean-up claim or other obligation or responsibility arises from a violation of any of the foregoing, and TENANT further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnify LANDLORD, its Agents and beneficiaries, mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including reasonable attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing. TENANT shall upon request of LANDLORD certify in writing that it is to best of Tenant's knowledge in compliance with applicable local, state and federal environmental rules, regulations, statutes and laws for the preceding year. At the request of the LANDLORD, TENANT shall submit to the LANDLORD, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for TENANT pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. LANDLORD shall have reasonable access to the PREMISES to inspect the same to confirm that the TENANT is using the PREMISES in accordance with local, state and federal environmental rules, regulations, statutes and laws. However, TENANT shall immediately notify LANDLORD in writing, and provide copies of all written complaints, claims, citations, demands, or inquiries relating to the condition of the PREMISES or compliance with environmental laws. LANDLORD shall have reasonable access to the PREMISES to inspect the same to confirm that the TENANT is using the PREMISES in accordance with local, state and federal environmental rules, regulations, statutes and laws. The provisions within this paragraph shall survive Termination of this LEASE and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgagees thereof.


                                      13.

                              COMPLIANCE WITH LAW
                              -------------------

     TENANT shall not use the PREMISES or permit anything to be done in or about the PREMISES which in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. TENANT shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters, insurance companies or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the PREMISES, excluding structural changes not related to or affected by TENANT's improvements or acts. The judgment of any court of competent jurisdiction or the admission of TENANT in an action against TENANT whether LANDLORD be a party thereto or not, that TENANT has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between LANDLORD and TENANT.


                                      14.

                            ALTERATIONS AND REPAIRS
                            -----------------------

     TENANT shall not erect any partitions, make any alterations in or additions other than those set forth on Appendix "A", or changes to the PREMISES without the LANDLORD'S prior written approval in each and every instance, such consent shall not be unreasonably withheld. Unless otherwise provided by written agreement, all Tenant's Improvements upon the PREMISES and any replacements therefore, including, but not limited to all air-conditioning or heating systems, decorations, partitions, electrical systems affixed to the Premises, except furniture or movable trade fixtures installed at the expense of TENANT, shall become the property of the LANDLORD and shall remain upon, and be surrendered with, the PREMISES as a part thereof at the termination of this LEASE, without compensation to TENANT; unless, however, LANDLORD, by notice given the TENANT, shall elect to have TENANT remove any or all such Tenant Improvements. Thereupon TENANT shall accomplish such removal at its sole cost, repair any damage caused by such removal, and restore the PREMISES to their former condition. If TENANT does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by LANDLORD, LANDLORD may remove the same and TENANT shall pay the cost of such removal to LANDLORD upon demand. TENANT hereby agrees to hold LANDLORD and LANDLORD'S beneficiaries, their agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against PREMISES, or the Building or the Property, for work claimed to have been furnished to TENANT shall be discharged of record by TENANT within ten
(10) days thereafter, at TENANT's expense, provided however TENANT shall have the right to contest any such lien on the posting of reasonably sufficient security.


                                      15.

                                  ABANDONMENT
                                  -----------

     During the Term, if TENANT shall abandon, vacate or surrender (whether at the end of the stated Term or otherwise) the PREMISES, or be dispossessed by process of law, or otherwise, any personal property belonging to TENANT and left on the PREMISES shall be deemed abandoned, at the option of the LANDLORD.


                                      16.

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     TENANT shall not assign this LEASE, or any interest therein and shall not sublet the PREMISES or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the PREMISES, or any portion thereof, without the written consent of LANDLORD first had and obtained which consent shall not be unreasonably withheld or delayed.

     TENANT shall, by notice in writing, advise LANDLORD of its intention from on and after a stated date (which shall not be less than sixty (60) days after the date of TENANT's notice) to assign or to sublet any such part or all of the PREMISES for the balance or any part of the Term, and, in such event LANDLORD shall have the right, to be exercised by giving written notice to TENANT thirty
(30) days after receipt of TENANT's notice, to recapture the space described in TENANT's notice and such recapture notice shall, if given, cancel and terminate this LEASE with respect to the space therein described as of the date stated in TENANT's notice. TENANT's notice shall state the name and address of the proposed subtenant or assignee and a true and complete copy of the proposed sublease or assignment shall be delivered to LANDLORD with said notice. If TENANT's notice shall cover all of the space hereby demised and if LANDLORD shall give the aforesaid recapture notice with respect thereto, the Term of this LEASE shall expire and end on the date stated in TENANT's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this LEASE be cancelled pursuant to the foregoing with respect to less than the entire PREMISES, the rental shall be adjusted on the basis of the number of square feet retained by TENANT in proportion to the rent, and this LEASE as so amended shall continue thereafter in full force and effect. If LANDLORD, upon receiving TENANT's said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, LANDLORD will not unreasonably withhold its consent to TENANT's assigning or subletting the space covered by its notice, provided; (i) at the time thereof TENANT is not in default under this LEASE, (ii) LANDLORD, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the PREMISES and financial responsibility of the proposed sublessee or occupant, as the case may be, of the PREMISES are satisfactory to LANDLORD, (iii) any assignee or subtenant shall expressly assume all the obligations of this LEASE on TENANT's part to be performed; (iv) such consent if given shall not release TENANT of any of its obligations (including, without limitation, its obligation to pay Base Rent and ADDITIONAL RENT) under this LEASE, (v) TENANT agrees specifically to pay over to LANDLORD, as ADDITIONAL RENT, all sums received by TENANT under the Terms and conditions to such assignment or sublease, which are in excess of the amounts otherwise required to be paid pursuant to the LEASE; and (vi) a consent to one assignment, subletting occupation or use shall be limited to such particular assignment, sublease or occupation and shall not be deemed to constitute LANDLORD'S consent to an assignment or sublease to or occupation by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of LANDLORD, constitute a default under this LEASE. TENANT will pay all of LANDLORD'S costs associated with any such assignment or subletting including but not limited to reasonable legal fees.

     Notwithstanding the above, TENANT may, with prior written notice to LANDLORD, assign or sub-let to any corporate parent, sister, or subsidiary corporation or limited liability company, or partnership or trust with equal or greater financial net worth. Upon any such assignment or subletting, TENANT shall supply to LANDLORD such reasonable documentation to evidence same.


                                      17.

                                     SIGNS
                                     -----

     At LANDLORD'S sole cost, LANDLORD shall affix TENANT's name on the BUILDING's directory and front and rear steel doors.


                                      18.

                    DAMAGE TO PROPERTY - INJURY TO PERSONS
                    --------------------------------------

     TENANT, as a material part of the consideration to be rendered to LANDLORD under this LEASE, to the extent permitted by law, hereby waives all claims except: (a) claims caused by or resulting from the non-performance of the LANDLORD after written notice, or (b) willful and wanton conduct or negligence of LANDLORD, its agents, servants or employees which TENANT or TENANT's successor or assigns may have against LANDLORD, or its agents, servants, or employees for loss, theft or damage to the property and for injuries to persons in, upon or about the PREMISES or the Building from any cause whatsoever.

     TENANT will hold LANDLORD, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares, and merchandise of any person, arising from the uses of the PREMISES by TENANT or arising from the failure of TENANT to keep the PREMISES in good condition as herein provided if non-performance by the LANDLORD or negligence of the LANDLORD, its agents, servants or employees does not contribute thereto. Neither LANDLORD nor its agents, servants, employees shall be liable to TENANT for any damage by or from any act or negligence of any co-tenant or other occupant of the same Building, or by any owner or occupant of adjoining or contiguous property. TENANT agrees to pay for all damage to the Building or the PREMISES, as well as all damage to tenants or occupants thereof caused by TENANT's misuse or neglect of the PREMISES, its apparatus or appurtenances or caused by any licensee, contractor, agent or employees of TENANT. Notwithstanding the foregoing provisions, neither LANDLORD nor TENANT shall be liable to one another for any loss, damage or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.

     Particularly, but not in limitation of the foregoing paragraph, all property belonging to TENANT or any occupant of the PREMISES that is in the Building or the PREMISES shall be there at the risk of TENANT or other person only, and LANDLORD or its agent, servants, or employees (except in case of non-performance by the LANDLORD or negligence or willful and wanton conduct of LANDLORD or its agents, servants, employees) shall not be liable for: damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to LANDLORD, its agents, servants, or employees, if any; nor for the loss of or damage to any property by theft or otherwise, by any means whatsoever, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, gas, electricity, snow, rain water which may leak from the PREMISES or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever. TENANT shall give prompt written notice to LANDLORD in case of fire or accidents in the PREMISES or in the Building or of defects therein or in the fixtures or equipment.

     In case any action or proceeding be brought against LANDLORD by reason of any obligation on TENANT's part to be performed under the Term of this LEASE, or arising from any act or negligence of the TENANT, or of its agents or employees, TENANT, upon notice from LANDLORD shall defend the same at TENANT's expense by counsel reasonably satisfactory to LANDLORD.

     TENANT shall maintain in full force and effect during the Term of this LEASE (including any period prior to the beginning of the Term during which TENANT has taken possession in responsible companies with a Best Guide rating of B+7 or better (i) Fire and Extended coverage insurance including an endorsement for vandalism and malicious mischief) covering all TENANT's property in, on or about the PREMISES, with full waiver of subrogation rights between LANDLORD and TENANT in an amount equal to the replacement cost of such Property, (ii) Comprehensive General Liability Insurance, including Broad Form Comprehensive General Liability Option, insuring TENANT against all claims, demands or actions for injury to or death of any one person and damage to property in an amount of not less than ONE MILLION ($1,000,000.00) DOLLARS combines single limit per occurrence plus TEN MILLION ($10,000,000.00) DOLLARS excess liability coverage; and furthermore fire-legal and/or TENANT's legal liability in an amount not less than ONE HUNDRED THOUSAND ($100,000.00 DOLLARS, and (iii) workman compensation insurance as required by law. All liability policies shall cover the entire PREMISES.

     All such policies, shall name LANDLORD, any mortgagees of LANDLORD, and all other parties designated by LANDLORD as Additional Insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to termination of cancellation of such insurance and TENANT shall provide Certificates of Insurance, not less than ten (10) days prior to the COMMENCEMENT DATE, evidencing the aforesaid coverage to all insured parties. TENANT shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies.


                                      19.

                             DAMAGE OR DESTRUCTION
                             ---------------------

     In the event the PREMISES or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of LANDLORD to the extent of such insurance proceeds available therefor, provided such repairs can, in LANDLORD'S sole opinion, be made within ninety (90) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the Base Rent shall be abated in proportion to the part of the PREMISES which is unusable by TENANT in the conduct of its business. If repairs cannot, in LANDLORD'S sole and reasonable opinion be made within ninety
(90) days, LANDLORD shall notify TENANT within thirty (30) days of the date of occurrence of such damage as to whether or not LANDLORD elects to make such repairs and if no such notice is given, LANDLORD shall be deemed to have elected to make such repairs. If LANDLORD elects not to make such repairs or such repairs cannot be made within ninety (90) days of notice, then either party may, by written notice to the other, cancel this LEASE as of the date of the occurrence of such damage. Except as provided in this Section, there shall be no abatement of rent and no liability of LANDLORD by reason of any injury to or interference with TENANT's business or property arising from any such fire or other casualty or from the making or not making of any repairs, alterations or improvements in or to any portion of the Building or the PREMISES or in or to fixtures, appurtenances and equipment therein. TENANT understands that LANDLORD will not carry insurance of any kind on TENANT's furniture or furnishings or inventory or on any fixtures or equipment removable by TENANT under the provisions of this LEASE and that LANDLORD shall not be obliged to repair any damage thereto or replace the same. LANDLORD shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the PREMISES by TENANT.


                                      20.

                               ENTRY BY LANDLORD
                               -----------------

     LANDLORD and its agents shall have the right to enter the PREMISES at all reasonable times after reasonable prior notice to TENANT except in case of an emergency for the purpose of examining or inspecting the same, and any other service to be provided by LANDLORD to TENANT hereunder, to show the same to prospective purchasers or tenants of the Building, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the PREMISES or to the Building as LANDLORD may deem necessary or desirable. LANDLORD may enter by means of master key without liability to TENANT except for any failure to exercise due care for TENANT's property and without affecting this LEASE. LANDLORD shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with TENANT's use and occupancy of the PREMISES.


                                      21.

                           INSOLVENCY OR BANKRUPTCY
                           ------------------------

     If at any time during the Term demised or prior thereto there shall be filed by or against TENANT in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of TENANT's property, and within thirty (30) days thereof TENANT fails to secure a discharge thereof, or if TENANT makes an assignment for the benefit of creditors, this LEASE, at the option of LANDLORD, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in which event neither TENANT nor any person claiming through or under TENANT by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the PREMISES demised but shall forthwith quit and surrender the PREMISES, and LANDLORD, in addition to the other rights and remedies LANDLORD has by virtue of any other provision herein or elsewhere in this LEASE contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from TENANT or others in behalf of TENANT. Notwithstanding anything to the contrary herein contained, the event of cancellation of this LEASE as provided in this paragraph, LANDLORD shall upon such Termination be entitled to recover damages in an amount equal to the present value of the rent specified under Sections Five (5), Six (6), and Seven (7).

                                      22.

                                    DEFAULT
                                    -------

          If any of the following events of default shall occur, to wit:

     (a) TENANT defaults for more than five (5) days after notice of default after the due date therefor in the payment of rent (whether Base Rent or ADDITIONAL RENT) or any other sum required to be paid hereunder, or any part thereof, or

     (b) TENANT defaults in the prompt and full performance of any other (i.e. other than payment of rent or any other sum) covenant, agreement or condition of this LEASE and such other default shall continue for a period of twenty (20) days after notice thereof from LANDLORD to TENANT, provided, however that such period shall be extended for a reasonable time not to exceed thirty (30) days, provided that tenant is diligently attempting to cure such default (unless such other default involves a hazardous condition, in which event it shall be cured forthwith), or

     (c) The leasehold interest of TENANT be levied upon under execution or be attached by process of law, or if TENANT abandons the PREMISES, or

     (d)  Bankruptcy or insolvency of TENANT

then in any such event, LANDLORD, besides other rights or remedies, it may have, shall have the immediate right of re-entry and may remove all persons and property from the PREMISES; such Property may be removed and stored in any other place in the Building in which the PREMISES are situated or in any other place, for the account of and at the expense and at the risk of TENANT.

     TENANT hereby waives all claims for damages which may be caused by the re-entry of LANDLORD and taking possession of the PREMISES or removing or storing the furniture and property as herein provided, and will save LANDLORD harmless from any loss, costs, or damages occasioned LANDLORD thereby, and no such re-entry shall be considered or construed to be a forcible entry.

     Should LANDLORD elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this LEASE or it may from time to time, without terminating this LEASE, re-let the PREMISES or any part thereof for such Terms and at such rental or rentals and upon such other Terms and conditions as LANDLORD in its sole discretion may deem advisable, with the right to make alterations and repairs to the PREMISES.

     LANDLORD may elect to apply rentals received by it (i) to the payment of any indebtedness, other than rent, due hereunder from TENANT to LANDLORD; (ii) to the payment of any cost of such re-letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the PREMISES; (iv) to the payment of rent due and unpaid hereunder; (v) the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting after application by LANDLORD to the payments described in foregoing clauses (i) through (iv) during any month be less than that agreed to be paid during that month by TENANT hereunder, then TENANT shall pay such deficiency to LANDLORD. Such deficiency shall be calculated and paid monthly on demand by LANDLORD.

     In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, LANDLORD may elect to receive from TENANT as and for LANDLORD'S liquidated damages for TENANT's default, an amount equal to the entire amount of Base Rent provided for in this LEASE for the remainder of the Term, which amount shall be forthwith due and payable by TENANT upon its being advised of such election by LANDLORD.

     No such re-entry or taking possession of the PREMISES by LANDLORD shall be construed as an election on its part to terminate this LEASE unless a written notice of same is given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, LANDLORD may at any time thereafter elect to terminate this LEASE for such previous breach.

     Nothing herein contained shall limit or prejudice the right of LANDLORD to provide for and obtain as damages by reason of any such termination of this LEASE or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which LANDLORD may elect to receive as set forth above. Notwithstanding anything to the contrary herein contained or any other rights exercised by LANDLORD hereunder, upon the occurrence of an event of a monetary or material default by TENANT under the Terms of this LEASE, rent which otherwise would be due or would have been due shall be immediately due and payable.

     LANDLORD shall not be in default hereunder and TENANT shall not have any remedy or cause of action unless LANDLORD fails to perform any of its obligations hereunder within THIRTY (30) days after written notice from TENANT specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of THIRTY (30) days, then after such period of time as is reasonably necessary). All obligations of LANDLORD hereunder shall be construed as covenants, not conditions; and, except as may be otherwise provided in this LEASE, TENANT may not terminate this LEASE for breach of

LANDLORD's obligations hereunder. All such obligations of LANDLORD under this LEASE will be binding upon LANDLORD only during the period of its ownership of the PREMISES and not thereafter. The term "LANDLORD" in this LEASE shall mean only the owner, for the time being of the PREMISES, and in the event of the transfer by such owner of its interest in the PREMISES, such owner shall thereupon be released and discharged from all obligations of LANDLORD thereafter accruing, but shall obligations shall be binding during the LEASE Term upon each new owner provided such successor assumes LANDLORD's obligations hereunder for the duration of such owner's ownership.


                                      23.

                             NON REAL ESTATE TAXES
                             ---------------------

     During the Term hereof, TENANT shall pay prior to delinquency all TAXES assessed against and levied upon fixtures, furnishings, equipment and all other personal property of TENANT contained in the PREMISES, and TENANT shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real property of LANDLORD. In the event any or all of the TENANT's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the LANDLORD'S real property, the TENANT shall pay to LANDLORD its share of such TAXES within ten (10) days after delivery to TENANT by LANDLORD of a statement in writing setting forth the amount of such TAXES applicable to the TENANT's property.


                                      24.

                                EMINENT  DOMAIN
                                ---------------

     If the PROPERTY, or a substantial part thereof or a substantial part of the PREMISES, shall be lawfully taken or condemned or conveyed in lieu thereof, (or conveyed under threat of such taking or condemnation), for any public or quasi-public use or purpose, the Term of this LEASE shall end the day before the taking of possession by the condemning authority and without apportionment of the award. TENANT hereby assigns to LANDLORD TENANT's interest, if any, in such award and specifically agrees that any such award shall be the entire property of LANDLORD in which TENANT shall not be entitled to share. TENANT further waives any right to challenge the right of condemning authority to proceed with such taking. Current rent shall be apportioned as of the date of such Termination. If any part of the PROPERTY other than the PREMISES or not constituting a substantial part of the PREMISES, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), LANDLORD shall have the right to cancel this LEASE upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by LANDLORD to TENANT for the right of cancellation, and TENANT shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking. TENANT shall have the right to separately pursue its own award in the event of such condemnation proceedings.


                                      25.

                                 SUBORDINATION
                                 -------------

     LANDLORD has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Land and Building, or any interest therein.
If requested by the Mortgagee or trustee under any Mortgage, TENANT will either
(a) subordinate its interest in this LEASE to said Mortgages, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof, or (b) make TENANT's interest in this LEASE inferior thereto; and TENANT will promptly execute and deliver such agreement or agreements as may be reasonably required by such mortgage or trustee under any Mortgage, provided however that any such subordination shall provide that so long as TENANT is not in default hereunder, its tenancy and rights of quiet enjoyment shall not be disturbed.

     It is further agreed that (a) if any Mortgage shall be foreclosed (i) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as LANDLORD under this LEASE shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, TENANT will attorn, as TENANT under this LEASE, to the purchaser at any foreclosure sale under any mortgage, and TENANT will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this LEASE may not be modified or amended so as to reduce the rent or shorten the Term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the LANDLORD, nor shall this LEASE be cancelled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that TENANT's tenancy and rights of quiet enjoyment shall not be disturbed so long as TENANT is not in default under this LEASE.

     LANDLORD is hereby irrevocably appointed and authorized as agent and attorney-in-fact of TENANT to execute all such subordination instruments in the event TENANT fails to execute said instruments within five (5) days after notice from LANDLORD demanding the execution thereof. Said notice may be given in the manner hereinafter provided for giving notice.

     TENANT agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon the LANDLORD by TENANT provided that prior to such notice TENANT has received notice (by way of service on TENANT of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders.

TENANT further agrees that if LANDLORD shall have failed to cure such default within the time provided for in this LEASE, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee and/or trust deed holder is prevented from commencing or pursuing such foreclosure proceedings by reason of LANDLORD'S bankruptcy. Until the time allowed as aforesaid for mortgagee and/or trust deed holder to cure such defaults has expired without cure, TENANT shall have no right to and shall not terminate this LEASE on account of default.

     No mortgagee and no person acquiring title to the demised premises by reason of foreclosure of any mortgage or by conveyance in lieu of foreclosure shall have any obligation or liability to TENANT on account of any security deposit unless such mortgagee or title holder shall receive such security deposit in cash.


                                      26.

                                    WAIVER
                                    ------

     The waiver of LANDLORD of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by TENANT of any term, covenant or condition of this LEASE. It is understood and agreed that the remedies herein given to LANDLORD shall be cumulative, and the exercise of any one remedy by LANDLORD shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the PREMISES, LANDLORD may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.


                                      27.

                             INABILITY TO PERFORM
                             --------------------

     This LEASE and the obligation of TENANT to pay Rent (Base and Additional) hereunder and perform all of the other covenants and agreements hereunder on part of TENANT to be performed shall not be affected, impaired or excused, nor shall LANDLORD at any time be deemed to be in default hereunder because LANDLORD is unable to fulfill any of its obligations under this LEASE or to supply or is delayed in supplying any service expressly or by implication to be supplied or is unable to make, or is delayed in making any TENANT improvement, repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever beyond the reasonable control of LANDLORD, including but not limited to riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order, or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.


                                      28.

                                  SUBROGATION
                                  -----------

     The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this LEASE to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver shall apply only when it is permitted by the applicable policy insurance.


                                      29.

                               SALE BY LANDLORD
                               ----------------

     In the event of a sale or conveyance by LANDLORD of the PROPERTY containing the PREMISES, the same shall operate to release LANDLORD from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of TENANT, and in such event TENANT agrees to look solely to the responsibility of the successor in interest of LANDLORD in and to this LEASE provided such successor assumes LANDLORD'S obligations hereunder. If any security deposit has been made by TENANT hereunder, LANDLORD may transfer such security deposit to such successor in interest of LANDLORD and thereupon LANDLORD shall be released from any further obligations hereunder, provided that LANDLORD notifies TENANT as to the transfer of the Security Deposit. This LEASE shall not be affected by any such sale, and the TENANT agrees to attorn to the Purchaser or assignee.


                                      30.

                         RIGHTS OF LANDLORD TO PERFORM
                         -----------------------------

     All covenants and agreements to be performed by TENANT under any of the terms of this LEASE shall be performed by TENANT at TENANT's sole cost and expense and without any abatement of rent. If TENANT shall fail to pay any sum of money, other than rent, required to be paid it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for fifteen (15) days after notice thereof by LANDLORD, LANDLORD may, but shall not be obligated so to do, and without waiving or release TENANT from any obligations of TENANT, make any such payment or perform any such other act on TENANT's part to be made or performed as in this LEASE provided. All sums so paid by LANDLORD and all necessary incidental costs together with interest thereon at the rate set forth in Section 5 of this LEASE computed from the date of such payment by LANDLORD shall be payable to LANDLORD and the LANDLORD shall have (in addition to any other right or remedy of LANDLORD) the same rights and remedies in the event of the non-payment thereof by TENANT as in the case of default by TENANT in the payment of rent.


                                      31.

                                ATTORNEYS' FEES
                                ---------------

     In the event of any litigation between TENANT and LANDLORD to enforce any provision of this LEASE, the unsuccessful litigant in such litigation, shall pay to the successful litigant all costs and expenses, including reasonable attorney's fees, incurred by the successful litigant at trial and on any appeal therein. Moreover, if LANDLORD or TENANT, without fault is made a party to any litigation instituted by or against the other, the other shall indemnify the faultless one against and save it harmless from all other costs and expenses, including reasonable attorneys' fees incurred by it in connection therewith.


                                      32.

                             ESTOPPEL CERTIFICATE
                             --------------------

     TENANT shall at any time and from time to time upon not less than ten (10) days' prior written notice from LANDLORD execute, acknowledge and deliver to LANDLORD a statement in writing certifying that this LEASE is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this LEASE, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to TENANT's knowledge, any uncured defaults on the part of LANDLORD hereunder or specifying such defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the PREMISES are a part. TENANT's failure to deliver such statement within such time shall be conclusive upon TENANT that this LEASE is in full force and effect, without modification except as may be represented by LANDLORD, that there are no uncured defaults in LANDLORD'S performance and that not more than two (2) months' rental has been paid in advance.


                                      33.

                                  PREPARATION
                                  -----------

     LANDLORD, at its sole expense, agrees to cause the PREMISES to be completed in accordance with the plans, approved by both parties and attached hereto as Appendix "A" and made a part of this LEASE.


                                      34.

                                    NOTICE
                                    ------

     Any notice from LANDLORD to TENANT or from TENANT to LANDLORD may be served personally or by mail, or by any nationally recognized overnight courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If served by mail, notice shall be deemed served on the second day after mailing by registered or certified mail, addressed to TENANT at the PREMISES with a copy to TENANT at 12614 Hempstead Highway, Houston, TX 77092-4627 or to LANDLORD at the place from time to time established for the payment of rent. If served by overnight courier, notice shall be deemed served on the first business day after delivery to the courier.


                                      35.

                                    DEPOSIT
                                    -------

     TENANT shall deposit with LANDLORD's beneficiaries the sum of FOUR THOUSAND-FIVE HUNDRED ($4,500) DOLLARS payable upon execution of the LEASE as security deposit for the full and faithful performance of every provision of this LEASE to be performed by TENANT. If TENANT defaults with respect to any provision of this LEASE, including but not limited to the provisions relating to the payment of rent, LANDLORD may use, apply or retain all or any part of this security deposit or any other deposit made under this LEASE, for the payment of any rent and any other sum in default, or for the payment of any other amount which LANDLORD may spend or become obligated to spend by reason of TENANT's default or to compensate LANDLORD for any other loss or damage which LANDLORD may suffer by reason of TENANT's default. If any portion of said deposit is to be used or applied, TENANT shall within five (5) days after written demand therefor deposit cash with LANDLORD in an amount sufficient to restore the security deposit to its original amount and TENANT's failure to do so shall be a material breach of this LEASE. LANDLORD shall not be required to keep this security deposit separate from its general funds and TENANT shall not be entitled to interest on such deposit. If TENANT shall fully and faithfully perform every provision of this LEASE to be performed by it, the security deposit or any balance thereof shall be returned to TENANT (or at LANDLORD'S option to the last assignee of TENANT's interest hereunder) at the expiration of the LEASE Term and upon TENANT's vacation of the PREMISES.


                                      36.

                                     OMIT
                                     ----



                                      37.

                                QUIET ENJOYMENT
                                ---------------

     So long as TENANT shall observe and perform its covenants and agreements hereunder, TENANT shall, at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through LANDLORD, its successors or assigns.


                                      38.

                                RIGHTS RESERVED
                                ---------------

     LANDLORD reserves the following rights, exercisable without notice and without liability to TENANT for damage or injury to property, person or business and without effecting an eviction, constructive or actual or disturbance of TENANT's use of possession or giving rise to any claim for set-off or abatement of rent:

     (a)  To change  the  Building's  name;

     (b) To install, affix and maintain any and all signs on the exterior of the Building and to prescribe the location and style of the unit number and identification sign or lettering for the PREMISES occupied by TENANT;

     (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings;

     (d) No locks or bolts shall be altered, changed or added without the prior written consent of LANDLORD;

     (e) To enter the PREMISES at reasonable hours for reasonable purposes, to provide the services to be provided to TENANT hereunder;

     (f) From time to time to make and adopt such reasonable rules and regulations for the protection and welfare of the Building and its tenants and occupants, as the LANDLORD may determine, and the TENANT agrees to abide by all such rules and regulations;

     (g) To have and retain a paramount title to the PROPERTY free and clear of any act of TENANT;

     (h)  Omit;

     (i)  To allocate parking on a reasonable basis.

     (j) During the last six (6) months of the Leasehold Term, LANDLORD hereby reserves the right to place marketing signs on the Property offering said Property for lease.


                                      39.

                                     OMIT
                                     ----



                                      40.

                              REAL ESTATE BROKER
                              ------------------

     TENANT/LANDLORD represents that TENANT/LANDLORD has dealt directly with and only with ROTHBART REALTY COMPANY as broker in connection with this LEASE and agrees to indemnify and hold LANDLORD harmless from all claims or demands of any other broker or brokers for any commission alleged to be due such broker of brokers in connection with its participating in the negotiation with TENANT/LANDLORD of this LEASE. The Principals of Rothbart Realty Company have an ownership interest in the Property which is the subject matter of this LEASE.

                                      41.

                     USE OF LOADING DOCK AND COMMON AREAS
                     ------------------------------------

     TENANT shall use and cause all employees, agents, invitees and licensees to use the common areas of the BUILDING and PROPERTY, including but not limited to the sidewalks, driveways, parking lot, and the loading dock on the PROPERTY, in such a manner as to prevent disruption to other tenants and LANDLORD. No vehicles or material shall be permitted to block sidewalks or driveways nor shall any vehicle be parked in the parking lot for longer than is necessary for the customary business purposes of TENANT. All vehicles using a loading dock shall unload in an expedient manner. If, after three (3) notices to TENANT by LANDLORD, of a violation of this Section, and such violation is not cured, LANDLORD may remove such vehicles or material as are in violation of this Section and TENANT shall pay LANDLORD's expenses in connection therewith, on demand. LANDLORD shall have no responsibility for loss or damage to such vehicles or material, it being understood that the removal is at TENANT's sole risk.


                                      42.

                                     OMIT
                                     ----



                                      43.

                            ACCORD AND SATISFACTION
                            -----------------------

     No payment by TENANT or receipt by LANDLORD of a lesser amount than any installment or payment of Base Rent and or ADDITIONAL RENT due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of Base Rent and or ADDITIONAL RENT shall be deemed an accord and satisfaction. LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance of such installment or payment of Base Rent and or ADDITIONAL RENT, or pursue any other remedies available to LANDLORD.


                                      44.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     (a) The Term "OFFICE" or "OFFICES" wherever used in this LEASE, shall not be construed to mean or permit the PREMISES to be used as a store or stores, for the sale or display, at any time, of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth. The words "RE-ENTER" or "RE-ENTRY" as used in this LEASE, are not restricted to their technical legal meaning. The Term "LANDLORD" as used in this LEASE means only the LANDLORD from time to time and upon conveying its interest, such conveying LANDLORD shall be relieved from any further obligation or liability provided such successor assumes LANDLORD'S obligations hereunder.

     (b) Time is of the essence of this LEASE and each and all of its provisions.

     (c) Submission of this instrument for examination or signature by TENANT does not constitute a reservation or offer or option for LEASE, and it is not effective as a LEASE or otherwise.

     (d) The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

     (e) This LEASE shall be governed by and construed pursuant to the laws of the State of Illinois.

     (f) Should any mortgage require a modification of this LEASE, which modifications will not bring about any increased cost or expense to TENANT or in any other way substantially change the rights and obligations of TENANT hereunder, then and in such event, TENANT agrees not to unreasonably withhold its consent so that this LEASE may be so modified. If within fifteen (15) days after written notice from LANDLORD to TENANT, TENANT fails or refuses to execute such modification, LANDLORD shall have the right to execute any instrument for and on behalf of TENANT as its attorney-in-fact. In acknowledgment thereof, TENANT hereby appoints LANDLORD as its irrevocable attorney-in-fact solely to execute any instruments required to carry out the intent of this Section on behalf of TENANT.

     (g) TENANT agrees to provide to LANDLORD, upon request and not more often than once a year, a current Balance Sheet of TENANT certified by an authorized representative of TENANT to be true and correct, and further agrees to provide any other credit, banking, or financial information reasonably requested by LANDLORD.

     (h)  All rights and remedies of LANDLORD under this LEASE, or that may be
               provided   by law, may be exercised by LANDLORD in its own name
               individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by LANDLORD in its own name individually or in its name or by its agent. TENANT conclusively agrees that

               LANDLORD has full power and authority to execute this LEASE and to make and perform the agreements herein contained and TENANT expressly stipulates that any rights or remedies available to LANDLORD either by the provision of this LEASE or otherwise may be enforced by LANDLORD in its own name individually or in its name by agent or principal.


     (i) Any of the covenants and conditions of this LEASE shall survive Termination of the LEASE.

     (j) The marginal headings and titles to the paragraphs of this LEASE are not a part of this LEASE and shall have no effect upon the construction or interpretation of any part hereof.

     (k) If TENANT is a corporation and if at any time during the LEASE Term the person or persons who owns a majority of its voting shares at the time of the execution of this LEASE cease to own a majority of such shares (except as a result of transfers by gift, bequest or inheritance) TENANT shall so notify LANDLORD and LANDLORD may Terminate this LEASE by notice to TENANT given within ninety (90) days thereafter. This Section shall not apply whenever TENANT is a corporation, the outstanding voting stock of which is listed on a recognized security exchange or if at least ninety (90%) percent of its voting stock is owned by another corporation, the voting stock of which is so listed. For the purposes of this Section, stock ownership shall be determined in accordance with the principles set forth in
          Section 544 of the Internal Revenue Code of 1954 as the same existed on August 16, 1954, and the Term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation.

          If TENANT is a limited or general partnership (or is comprised of two
          (2) or more persons, individually or as co-partners), the change or conversion of TENANT to (i) a limited liability company, (ii) a limited liability partnership, or (iii) any other entity which possesses the characteristics of limited liability (any such limited liability company, limited liability partnership, or entity is collectively referred to as a "Successor Entity") shall be prohibited unless the prior written consent of LANDLORD is obtained, which consent may be withheld in LANDLORD's sole discretion. LANDLORD agrees not to unreasonably withhold or delay such consent provided that: (1) the Successor Entity succeeds to all or substantially all of TENANT's business and assets; (2) the Successor Entity shall have a net worth ("Net Worth") not less than the greater of the Net Worth of TENANT on
          (i) the date of execution of the LEASE, or (ii) the day immediately preceding the proposed effective date of such conversion; (3) TENANT is not in default of any of the terms, covenants, or conditions of this LEASE on the proposed effective date of such conversion; and (4) TENANT shall cause each partner of TENANT to execute and deliver to LANDLORD an agreement in form and substance satisfactory to

          LANDLORD, wherein each such partner agrees to remain personally liable for all of the terms, covenants, and conditions of the LEASE that are to be observed and performed by the Successor Entity.

     (l) AUTHORITY: TENANT represents and warrants that it is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this LEASE and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this LEASE constitutes a valid and binding obligation enforceable in accordance with its terms.

     (m)  This LEASE includes Appendix A which constitute a part of this LEASE.

     (n) WAIVER OF RIGHT TO TRIAL BY JURY. LANDLORD and TENANT hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, a monetary matter of this LEASE. This waiver is knowingly, intentionally, and voluntarily made by each of parties hereto and each party acknowledges to the other that neither the other party nor any person acting on its respective behalf has made any representations to induce this waiver of trial by jury or in any way to modify or nullify its effect. The parties acknowledge that they have read and understand the meaning and ramifications of this waiver provision and have elected same of their own free will.

     (o) In the event carpeting is furnished by LANDLORD, TENANT will be fully responsible for and upon LANDLORD's request will pay for any damage to carpeting caused by lack of protection mats under desk chairs or equipment or any other abnormal puncture and wearing of carpet.

     (p) TENANT shall not paint the block walls of the leased Premises without the LANDLORD's prior written consent.

     (q) TENANT agrees to store all waste, scrap, garbage, etc in enclosed metal containers and agrees not to permit any non-operating motor vehicles to be stored on Premises. Waste containers are to be stored within the rentable portion of the building. No outside storage of materials and equipment shall be permitted. TENANT shall not store any items on the deck above any plant washroom areas, or offices.

     (r) Whenever a provision in this LEASE is stated to apply to the Term of this LEASE, or words of similar import, the same shall be deemed to mean and include any Extended or Option Terms as well, unless specific reference is made to such provision as having applicability only to all or any portions of the Initial Term (from JANUARY 15, 1996 through FEBRUARY 28, 1999) and/or any Extended or Option Term or Extended Option Terms.

     (s) Whenever a reference is made in this LEASE, or in an Amendment to this LEASE, to either the Commencement Date or the date by which TENANT initially took Possession of the Premises, for the purpose of determining the condition to which the Premises are to be restored upon Termination of the LEASE or the condition of the Premises at the time the TENANT first took Possession of the Premises, then in either such event, the Commencement Date for the aforementioned purposes shall be deemed to be the earlier of JANUARY 15, 1996, which was the original Commencement Date or date by which the Tenant initially took Possession of the Premises under this LEASE.


                                      45.

                               OPTION TO EXTEND
                               ----------------

     A) Provided TENANT is not in default under the terms and conditions of the LEASE, at the time of TENANT's exercise of this Option and at the time that the Extension is scheduled to commence, TENANT shall have the option exercisable by written notice to LANDLORD given no later than AUGUST 31, 1998 to extend the Term of this LEASE for an additional period of THREE (3) years, commencing on MARCH 1, 1999 and ending on FEBRUARY 28, 2002, on the same terms and conditions hereunder except for the Base Rent. If said written notification of the exercise of Option is not so given and received, this Option shall automatically expire. Notwithstanding Section 16 herein, TENANT hereby acknowledges that the within Option shall not be transferred or assigned.

     B) The Annual Base Rent for each year of the First Extension Term shall be the Fair Market Rent for comparable properties in DuPage County, Illinois or an agreed to Base Rent, but in no event less than the Annual Base Rent of $52,000. In the event an Agreement as to the First Extension Base Rent is not obtained by SEPTEMBER 30, 1998, TENANT's rights under this Option shall automatically terminate.

     C)   Omit.

     D) One-Twelfth (1/12th) of the adjusted Base Rent as determined in the foregoing Section 45(B) shall be the Monthly Base Rent, but in no event shall the adjusted Monthly Base Rent be less than the Monthly Base Rent or adjusted Monthly Base Rent in the immediately preceding month.


                                      46.

                       TENANT-CORPORATION OR PARTNERSHIP
                       ---------------------------------

     In case TENANT is a corporation, TENANT represents and warrants that this LEASE has been duly authorized, executed and delivered by and on behalf of the TENANT and constitutes the valid and binding agreement of the TENANT in accordance with the Terms hereof.


                                      47.

                            SUCCESSORS AND ASSIGNS
                            ----------------------

     The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, Executors, administrators, and assigns of the parties hereto. The Terms "LANDLORD" and "TENANT" shall include the successors and assigns of either such party, whether immediate or remote.


                                      48.

     RIDER ATTACHED TO AND MADE A PART OF LEASE DATED January 8, 1996.
                                                      ---------------

     This LEASE is executed by NBD BANK, successor Trustee to NBD TRUST COMPANY OF ILLINOIS, not personally but solely as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under express direction of the beneficiary(ies) of a certain Trust Agreement dated November 24,1992, and known as Trust Number 1317-CH at NBD BANK, Successor
      -----------   --                            -------
Trustee to NSD TRUST COMPANY OF ILLINOIS, to all provisions of which Trust Agreement this is expressly made subject, it is expressly made subject, it is expressly understood and agreed that nothing herein or in said contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trustee, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and by every person now or hereafter claiming any right or security hereunder; and that so far as the said Trustee is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for payment thereof. It is further understood and agreed that the said Trustee has no agents or employees and merely holds naked title to the property herein described; that said Trustee has no control over, and under this LEASE, assumes no responsibility for (1) the management or control of such property; (2) the upkeep, inspection, maintenance or repair of such property;
(3) the collection of rents, deposits, security or otherwise all representations and undertakings of the lessor herein or those of its beneficiary(ies) only, including those as to title and warranties, or the rental of such property; (4) the conduct of any business which carries on upon such premises; or (5) the constructions of the Trust premises.

     It is expressly understood and agreed by every person, firm, or corporation claiming any interest under this document that NBD BANK, Successor Trustee to NBD TRUST COMPANY OF ILLINOIS, shall have no liability, contingent or otherwise, arising out of, or in any way related to, (i) the presence, disposal, release or threatened release of any hazardous materials on, over, under, from or affecting the property, soil, water, vegetation, building, personal property, persons or animals thereof; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such hazardous materials; (iii) any lawsuit brought or threatened, settlement reached or government order relating to such hazardous materials, and/or (iv) any violation of laws, orders, regulations, requirements or demands of government authorities, or any policies or requirements of the Trustee which are based upon or in any way related to such hazardous materials including without limitations, attorneys' and consultants' fees, investigation and laboratory fees, court costs, and litigation expenses.

     In the event of any conflict between the provisions of this exculpatory rider and the provisions of the document to which it is attached, the provisions of this rider shall govern.

                              LANDLORD:
                              NBD BANK, SUCCESSOR TRUSTEE TO
                              NBD TRUST CO. OF ILLINOIS, as Trustee under Trust No. 1317-CH, and not personally


EXONERATION PROVISION RESTRICTING
ANY LIABILITY OF NBD BANK ATTACHED
HERETO IS HEREBY EXPRESSLY MADE A
PART HEREOF.

                              BY: /s/ Joseph F. Sochacki
                                 -----------------------------------------------
                                  JOSEPH F. SOCHACKI TRUST OFFICER

                              ATTEST: /s/ David Rosenfeld
                                     -------------------------------------------
                                               David Rosenfeld
                                               Asst. Vice Pres./Trust Officer

                              TENANT:

                              FUTRONIX CORPORATION, A Texas Corporation


                              BY: /s/ T.M. Hunt President
                                 -----------------------------------------------


                              ATTEST: /s/ Jim Psencik, Treasurer
                                     -------------------------------------------


Lease is subject to a separate Landlord's Subordination Agreement.